UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           April 21, 2011

NUCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (704) 366-7000

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Registrant’s Current Report on Form 8−K filed on April 21, 2011 (the “Amendment”) is being filed solely for the purpose of including a conformed signature on the signature page of the electronic filing.  The Registrant’s original Current Report on Form 8−K filed on April 21, 2011 (the “Report”) was manually signed prior to filing; however, the conformed signature was inadvertently omitted from the signature page of the electronic filing of the Report.  Other than including a conformed signature, this Amendment does not modify the disclosure contained in the Report.

Item 2.02               Results of Operations and Financial Condition

On April 21, 2011, Nucor Corporation issued a news release reporting its financial results for the fiscal quarter ended April 2, 2011.  A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1           News Release of Nucor Corporation, issued April 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

Dated:  April 25, 2011

INDEX TO EXHIBITS

Exhibit No.           Description

99.1	News Release of Nucor Corporation, issued April 21, 2011